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                                                                  EXHIBIT 99.180

SETZER, CHERYL
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FROM:                      ali vojdani
SENT:                      Tuesday, November 04, 1997 3:11 PM
TO:                        zalaywan@CAISO.com;
                           GAA6%AsiEss%CTS@bangate.pge.com%smtp;
                           mknixon@dukeenergy.com%smtp; Mehdi Assadian; Dariush
                           Shirmohammadi; Jim Robertson; Shangyou Hao; Jill
                           Cribari; Jim Cribari;
                           farrokh.albuyeh@USTRA.mail.abb.com%smtp;
                           reynaldo.bernal@USTRA.mail.abb.com%smtp;
                           shahid.iqbal@USTRA.mail.abb.com%smtp;
                           aru.arunasalam@USTRA.mail.abb.com%smtp; Farrokh
                           Rahimi
CC:                        Andy Goletz; Terry McManus; Steve Ingram
SUBJECT:                   Minutes of the 10/30/97 SA Meeting




[ATTACHMENT sa_10_30.doc]


Attached please find the draft minutes of the meeting we had with George on 10/30/97. Please note that there are a number of action items for the ISO to get back to the ISO Alliance.



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